American Century International Bond Funds Prospectus and Summary Prospectus Supplement Emerging Markets Debt Fund
Supplement dated July 17, 2015 Prospectus dated November 1, 2014 ■ Summary Prospectus dated November 1, 2014 (as revised November 6, 2014)

The following is added as the last paragraph of the Portfolio Managers section of the prospectus and summary prospectus.
Phil Yuhn, Vice President and Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2015.
The following is added as the next to last paragraph of The Fund Management Team section of the prospectus.
Phil Yuhn
Mr. Yuhn, Vice President and Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2015. Prior to joining American Century Investments, he spent five years at HSBC Global Asset Management as head of portfolio engineering and senior vice president, emerging markets debt portfolio manager. He has a bachelor’s degree in chemical engineering and a master of engineering in operations research from Cornell University and an MBA in finance and economics from The University of Chicago Graduate School of Business.

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